Exhibit 99.1

NYSE American: UEC

Uranium Energy Corp Applauds the White House on its Emergency Request to Congress

for an Additional $1.5 Billion for the Department of Energy to Reduce Reliance on Russian

Nuclear Fuel

Corpus Christi, TX, September 6, 2022 - Uranium Energy Corp (NYSE American: “UEC” or the “Company”) applauds recent action by the White House aimed at reducing reliance on nuclear fuels from Russia. On Friday, September 2, a supplemental appropriations request was made from President Biden to Congress for the continuing resolution, including $1.5 billion for the Department of Energy to acquire LEU (“Low Enriched Uranium”) for the existing commercial nuclear fleet that power one in five homes in America and HALEU (“High-Assay Low Enriched Uranium”) for emerging advanced and small modular reactors.

UEC Chairman and former U.S. Energy Secretary, Spencer Abraham, commented: “Recent events have demonstrated the risks associated with depending on Russian energy exports. The events in Ukraine and Russia’s disruptions of natural gas supplies to Europe are a grim reminder of these risks. Accordingly, the United States must proactively address the potential impacts of a sudden cut-off, ban or embargo of Russian uranium and nuclear fuel. To address our dependence on Russia for the key elements in our nuclear fuel cycle from the mining of uranium to its conversion and enrichment we need to act now.”

Secretary Abraham continued: “We look forward to learning more of the details as to how the Department of Energy will be making the necessary investments in the nuclear fuel supply chain and hope that a significant component of these investments will be deployed to increase the domestic production of uranium. It remains of high concern that we are currently reliant on 60% of our uranium supplies from Russia, Kazakhstan, and Uzbekistan, despite abundant, untapped, American resources. The United States relies on nuclear energy for 20% of our electricity supplies (comprising over 50% of our carbon-free power), and we remain the world’s largest consumer of uranium fuel. Given this, it only makes sense that we increase our uranium production here in the U.S. and that a significant portion of these new appropriations, if granted, will be used to achieve that objective.”

About Uranium Energy Corp

Uranium Energy Corp is the fastest growing supplier of the fuel required for green energy transition to a low carbon future. UEC is the largest, diversified North American focused uranium company, advancing the next generation of low-cost, environmentally friendly In-Situ Recovery (ISR) mining uranium projects in the United States and high-grade conventional projects in Canada. The Company has two production ready ISR hub and spoke platforms in South Texas and Wyoming, anchored by fully licensed and operational central processing plants. UEC also has seven U.S. ISR uranium projects with all their major permits in place. Additionally, the Company has diversified uranium holdings including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in Uranium Royalty Corp., the only royalty company in the sector; (3) a pipeline of resource stage uranium projects in Arizona and Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development, and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC

WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, market and other conditions, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Notes: Supplemental appropriations request

For an additional amount for "Nuclear Energy", $1,500,000,000, to remain available until expended, for the acquisition and distribution of low-enriched uranium (LEU) and high-assay LEU (HALEU) and other activities pursuant to the Atomic Energy Act of 1954, as amended (42 U.S.C. 2011 et seq.), and section 2001 of the Energy Act of 2020 (42 U.S.C. 16281) to reduce the reliance of the United States and friendly foreign countries on nuclear fuels from the Russian Federation and other insecure sources of LEU and HALEU: Provided, That section 3112 of the USEC Privatization Act (42 U.S.C. § 2297h-10) shall not apply to the transfer or sale of LEU or HALEU in connection with activities funded under this heading: Provided further, That the Secretary may enter into and perform such contracts, leases, cooperative agreements, or other similar transactions with public agencies and private organizations and persons, as authorized by section 646(a) of the Department of Energy Organization Act (42 U.S.C. § 7256(a)), for such periods of time and subject to such terms and conditions as the Secretary deems appropriate, without regard to section 161(u) of Atomic Energy Act of 1954, as amended (42 U.S.C. § 2201(u)): Provided further, That such amount is designated by the Congress as being for an emergency requirement pursuant to the concurrent resolution on the budget. This request would provide $1.5 billion to the Department of Energy, Nuclear Energy account to assist in establishing a reliable fuel supply to responsively meet the low-enriched uranium needs of the existing commercial nuclear fleet and the high-assay low-enriched uranium needs for advanced nuclear reactors. Funding would be used to address potential future shortfalls in access to Russian uranium and fuel services.